SUPPLEMENT TO PROSPECTUS OF
                       EVERGREEN SELECT FIXED INCOME TRUST


I.       Evergreen Select High Yield Bond Fund (the "Fund")

         The section in the prospectus entitled "Investment Strategy" on the fund-specific page for the Fund is revised to reflect that the bonds that the Fund intends to invest in are U.S. dollar-denominated bonds and that the Fund may also invest up to 15% of its assets in Yankee bonds, which are U.S. dollar-denominated bonds issued by foreign banks and corporations.

         Under the section for the Fund entitled "Risk Factors," the following disclosure should be added:

         "In addition, the Fund's investment in Yankee bonds may expose it to certain unique risks of investing in non-U.S. securities. For example, political turmoil and economic instability in the countries issuing the Yankee bonds in which the Fund invests could adversely affect the value of your investment. Certain non-U.S. countries have less developed and less regulated securities markets and accounting systems than the U.S. This may make it harder to get accurate information about a security or company, and increase the likelihood that an investment will not perform as well as expected."


March 10, 2000


II. Evergreen Select Adjustable Rate Fund, Evergreen Select Core Bond Fund, Evergreen Select Total Return Bond Fund (the "Funds")

         The Performance and/or the Expense sections for the Funds listed above are revised as follows:

         For Evergreen Select Adjustable Rate Fund, in the section under PERFORMANCE entitled "Year-by-Year Total Return for Institutional Shares (%)," the item listed below that table should read "Worst Quarter: 2nd Quarter 1994 -0.26%."

         For Evergreen Select Core Bond Fund, in the section under EXPENSES entitled "Annual Fund Operating Expenses," the number for Institutional Service shares under the column Total Fund Operating Expenses should be 0.75%. Under the "Example of Fund Expenses" section, the numbers under the Institutional Service shares column, for one-, three, five- and ten-years should be $77, $240, $417 and $930, respectively.

         For  Evergreen  Select  Total  Return Bond Fund,  in the section  under
PERFORMANCE entitled "Average Annual Total Return," the number for the Institutional Service shares for the one-year period ended 12/31/1999 should be -1.82%.

         Evergreen Select High Yield Bond Fund

          The section of the prospectus entitled "INVESTMENT STRATEGY" on the fund-specific page for the Fund is revised to reflect that the Fund may invest up to 15% of its assets in foreign securities.


April 7, 2000


III.     Evergreen Select Core Bond Fund

         The section of the prospectus under EXPENSES entitled "Annual Fund Operating Expenses," is replaced in its entirety as follows:

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)+

             Management      12b-1    Other         Total Fund
                Fees         Fees     Expenses      Operating Expenses++
                                                     Without    With
                                                      Waiver   Waiver
 Institutional  .32%          .00%   .18%             .50%      .42%
  Institutional
     Service    .32%          .25%   .18%             .75%      .67%

+ Restated for the fiscal period ended 9/30/1999 to reflect current fees. ++Effective June 7, 1999, the Fund's investment advisor has contractually agreed for a period of at least three years to limit the Total Fund Operating Expenses to .42% for Institutional shares and .67% for Institutional Service shares.


May 19, 2000


IV.      Evergreen Select Adjustable Rate Fund

         Effective immediately, the section in the Fund's prospectus entitled "Example of Fund Expenses" under "EXPENSES" is revised as follows: assuming redemption at end of period, Class A shares' total expenses after one year, three, five and ten years would be $394, $542, $702 and $1,167, respectively; Class B shares' total expenses after ten years would be $1,465 assuming redemption at end of period and assuming no redemption.


June 30, 2000


V.       Evergreeen Select Total Return Bond Fund

         On Friday, June 23, 2000, the Board of Trustees of the Evergreen Select Fixed Income Trust ratified the proposal to liquidate the assets of Evergreen Select Total Return Bond Fund (the "Fund"). Shares of the Fund will no longer be offered for sale as of the close of business (4:00 p.m. Eastern time) on September 20, 2000. On or about September 26, 2000 the total assets of the Fund will be liquidated. Shareholders will be notified of the liquidation and given the option of redeeming or transferring their shares.


August 1, 2000                                                     555509 8/00